UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 23, 2026

Hilltop Holdings Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-31987	84-1477939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 Hillcrest Avenue
Dallas, Texas	75205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(214) 855-2177

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HTH	New York Stock Exchange NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 23, 2026, Hilltop Holdings Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). At the 2026 Annual Meeting, which was held virtually, stockholders were asked to vote on three proposals: the election of the 13 director nominees named in the Company’s proxy statement; a non-binding advisory vote to approve executive compensation; and the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

As previously disclosed, litigation was commenced on July 1, 2025, in the First Division of the Business Court of Texas (the “Ford Litigation”) by trustees of certain trusts that the Company’s former Chairman and Chairman Emeritus, Gerald J. Ford (“Mr. Ford”), established contesting, among things, the capacity of Mr. Ford and the authority of Mr. Ford and certain of his representatives to act on behalf of Diamond A Financial, LP (“DAF”), which beneficially owns 15,544,674 shares of common stock, par value $0.01 per share, of the Company (the “Disputed Shares”).

On July 22, 2026, DAF and the other reporting persons described therein filed Amendment No. 21 to their Schedule 13D, disclosing that DAF had delivered instructions to vote the Disputed Shares as follows at the 2026 Annual Meeting: (i) “withhold” with respect to all nominees for director recommended by the Board of Directors of the Company (the “Board”) up for election at the 2026 Annual Meeting; (ii) “against” the non-binding advisory vote to approve executive compensation; and (iii) “abstain” the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

The Board is fully apprised of the status of the Ford Litigation and the dispute regarding the authority to vote the Disputed Shares and the validity of any instructions relating thereto and has received communications from parties to the Ford Litigation disputing the validity of the vote of the Disputed Shares. The Company is not a party to the Ford Litigation. The Board is focused solely on maximizing value for all Company stockholders and looks forward to a final court determination or other resolution of the Ford Litigation that eliminates the uncertainty as to voting control of a significant number of the Company’s shares, for the benefit of all stockholders.

In light of the Ford Litigation and the dispute as to the validity of the vote of the Disputed Shares, the Company is reporting voting results at the 2026 Annual Meeting on alternative bases, depending on the validity of the vote of the Disputed Shares.

In each case, the requisite vote necessary for the approval of each proposal was received, and the validity of the vote of the Disputed Shares did not affect the outcome of the applicable proposal.

If the vote of the Disputed Shares was not valid and accordingly, disregarded for all purposes of the proposals set forth below, the voting results at the 2026 Annual Meeting are as follows:

Proposal No. 1:	The stockholders elected the following 13 director nominees to serve on the Company’s Board of Directors until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified.

Name	For	Against	Withheld	Broker Non-Votes
Rhodes R. Bobbitt	32,424,058	-	740,709	4,842,655
Dana L. Bober	32,971,704	-	193,063	4,842,655
J. Taylor Crandall	15,518,867	-	17,645,900	4,842,655
Hill A. Feinberg	32,355,855	-	808,912	4,842,655
Jeremy B. Ford	22,487,705	-	10,677,062	4,842,655
Stephen H. Haworth	32,965,027	-	199,740	4,842,655
Lee Lewis	30,893,480	-	2,271,287	4,842,655
Tom C. Nichols	32,196,381	-	968,386	4,842,655
W. Robert Nichols, III	21,594,140	-	11,570,627	4,842,655
Kenneth D. Russell	30,071,232	-	3,093,535	4,842,655
Jonathan S. Sobel	32,313,405	-	851,362	4,842,655
Robert C. Taylor, Jr.	24,854,674	-	8,310,093	4,842,655
Carl B. Webb	32,308,942	-	855,825	4,842,655

Proposal No. 2:	The stockholders approved, on an advisory basis, the 2025 compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
30,827,883	2,306,825	30,059	4,842,655

Proposal No. 3:	The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

For	Against	Abstain	Broker Non-Votes
36,879,067	1,044,423	83,932	-

If the vote of the Disputed Shares was valid, the voting results at the 2026 Annual Meeting are as follows:

Proposal No. 1:	The stockholders elected the following 13 director nominees to serve on the Company’s Board of Directors until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified.

Name	For	Against	Withheld	Broker Non-Votes
Rhodes R. Bobbitt	32,424,058	-	16,285,383	4,842,655
Dana L. Bober	32,971,704	-	15,737,737	4,842,655
J. Taylor Crandall	15,518,867	-	33,190,574	4,842,655
Hill A. Feinberg	32,355,855	-	16,353,586	4,842,655
Jeremy B. Ford	22,487,705	-	26,221,736	4,842,655
Stephen H. Haworth	32,965,027	-	15,744,414	4,842,655
Lee Lewis	30,893,480	-	17,815,961	4,842,655
Tom C. Nichols	32,196,381	-	16,513,060	4,842,655
W. Robert Nichols, III	21,594,140	-	27,115,301	4,842,655
Kenneth D. Russell	30,071,232	-	18,638,209	4,842,655
Jonathan S. Sobel	32,313,405	-	16,396,036	4,842,655
Robert C. Taylor, Jr.	24,854,674	-	23,854,767	4,842,655
Carl B. Webb	32,308,942	-	16,400,499	4,842,655

Proposal No. 2:	The stockholders approved, on an advisory basis, the 2025 compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
30,827,883	17,851,499	30,059	4,842,655

Proposal No. 3:	The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

For	Against	Abstain	Broker Non-Votes
36,879,067	16,589,097	83,932	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hilltop Holdings Inc.,
a Maryland corporation

Date:	July 24, 2026	By:	/s/ COREY G. PRESTIDGE
			Name:	Corey G. Prestidge
			Title:	Executive Vice President,
General Counsel & Secretary

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